Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Smith & Wesson Holding Corporation (the “Company”) for the quarterly period ended January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Kelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JOHN A. KELLY
John A. Kelly
Chief Financial Officer

Dated: March 17, 2006